Exhibit 99.1
1

Safe Harbor Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, the impact of changes in interest rates, a decline in economic conditions, adverse changes resulting from natural and manmade disasters, effects of government regulation and increased competition among financial services providers and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2007, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward- looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. 3

1974 Chino Valley Bank formed 1981 CVB Financial Corp. (holding company formed) 1996 Chino Valley Bank becomes Citizens Business Bank 2001 CVB Financial listed on NASDAQ ("CVBF") 5

Headquarters Ontario, California Origin August 9, 1974 Business Financial Centers 44 Commercial Banking Groups 3 Assets $6.5 Billion Deposits $3.2 Billion Loans $3.5 Billion Market Capitalization $786 Million 7

CVB Financial Corp.
Senior Leadership Team

Name	Position	Banking Experience	CVB Service
Christopher D. Myers	President Chief Executive Officer	24 Years	2 Years
Edward J. Biebrich Jr.	Executive Vice President Chief Financial Officer	26 Years	10 Years
Jim Dowd	Executive Vice President Chief Credit Officer	32 Years	New
Jay W. Coleman	Executive Vice President Sales Division	44 Years	20 Years
Todd E. Hollander	Executive Vice President Sales Division	18 Years	New
Chris A. Walters	Executive Vice President CitizensTrust	22 Years	1 Year
Yamynn De Angelis	Executive Vice President Service Division	29 Years	21 Years
Elsa Zavala	Executive Vice President Chief Information Officer	28 Years	15 Years
Larry Zivelonghi	Executive Vice President Dairy & Livestock Industries Group	28 Years	15 Years

5

Nancy A. Sinclair Senior Vice President 39 Years 11 Years The Marketing Group James E. Mead Senior Vice President 33 Years 15 Years Regional Manager - Inland Empire Vince L. Gottuso Senior Vice President 22 Years 15 Years Regional Manager - Orange County Mark Richardson Senior Vice President 19 Years 15 Years Regional Manager - San Gabriel Valley David Brager Senior Vice President 22 Years 4 Years Regional Manager - Central Valley Ted Dondanville Senior Vice President 26 Years 10 Years Regional Manager - San Fernando Valley Mike Mulcahy Senior Vice President 30 Years New Regional Manager - South Bay Average: 27 Years 9 Years Banking CVB Name Position Experience Service 11 Tim Noone Senior Vice President 25 Years New Specialty Banking Group David M. Krebs Senior Vice President 14 Years 5 Years Human Resources

"The vision of CVB Financial Corp. is to be recognized as the premier relationship financial institution for businesses and professionals in California with earnings growth of 15.0% a year, a return on equity of 20.0% and a return on assets of 1.35%." 13

"The Mission of CVB Financial Corp. is to achieve superior performance and rank in the top 10% of all financial institutions in the nation in return on equity and return on assets. This will be achieved by delivering the finest in financial products and services through relationship banking commitments with businesses and professionals in the Inland Empire, Los Angeles County, Orange County and the Central Valley areas of California. It will be supported by an unqualified commitment to our five core values." 15

Financial Strength Superior People Customer Focus Cost Effective Operation Having Fun 17

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U.S. Banker Magazine (2008) 6th Ranked Bank in the Nation (3-year ROE) U.S. Banker Magazine (2007) Top Business Bank in the Nation 15th Ranked Bank in the Nation America's Finest Companies investment directory # 318 out of 19,000 U.S. public companies. Bank Director Magazine 14th Ranked Bank in the Nation The Findley Report 27 Consecutive Years - Premier Performing Bank 17 Consecutive Years - Super Premier Performing Bank Fitch Ratings BBB+ (September 2007) 21

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*Earnings before securities gains & losses, OREO gains & losses, provisions for OREO & loan losses, provision for unfunded commitments, and income taxes. 25

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(000s) 31 259,231 Six year loan growth = $2.3 Billion 426,181

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35 Orange County 14% Central Valley 17% Inland Empire 24%

37 37 Residential Construction and Land - 3.5% Commercial Construction and Land - 6.0% Commercial Real Estate - 52.5% SFR Mortgage - 10.0% Commercial and Industrial - 12.0% Dairy and Livestock - 8.3% Other - 7.7%

39 Los Angeles County 26% Inland Empire 22% Central Valley 21% Orange County 11% San Diego County 19% Other - 1%

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43 43 OREO - $1,136 Residential Construction - $4,078 Residential Land - $5,723 Mortgage Pools - $1,671 Commercial - $551 Consumer - $312

45

47 Agency 1.56%

49 N.R. - Pre-0funded 5.30% N.R. - General Obligation 11.00% N.R. - Others 1.00% Rated - Investment Grade AA or better 37.30%

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53

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57 57

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Source: Federal Deposit Insurance Corporation 61

63 *Assets in millions. Rank Peer Bank Asset Size * 1 Wells Fargo Bank $609,000 2 Bank of the West $62,021 3 Union Bank of California $57,413 4 City National Bank $15,934 5 United Commercial Bank $12,743 6 East-West Bank $11,760 7 Cathay Bank $10,443 8 California Bank & Trust $10,269 9 Pacific Capital Bank $7,399 10 Silicon Valley Bank $6,897 11 Citizens Business Bank $6,454 12 California National Bank $6,202 13 Pacific Western Bank $4,893 14 Westamerica Bank $4,257

65 2008 & Beyond THE GAME PLAN

44 Business Financial Centers Acquisition: 31 Branch Locations DeNovo: 13 Branch Locations 67

Bank Name Date Acquired # of Locations Lloyds Bank (Branch) El Dorado Bank (Branch) Independent National Bank Huntington Bank Fontana National Bank Mid-City Bank Western Industrial National Bank Pioneer Bank Vineyard Bank (Branch) Citizens Bank of Pasadena Orange National Bank Western Security Bank Kaweah National Bank Granite State Bank First Coastal Bank 1983 1986 1986 1987 1993 1993 1994 1994 1995 1996 1999 2002 2003 2005 2007 1 1 1 2 1 1 1 1 1 4 6 1 4 2 4 12/31/07 Total Assets $121,46 3 $192,22 0 $106,55 7 $194,39 0 $36,193 $77,120 $94,829 $43,918 $65,291 $307,01 5 $446,07 6 $261,49 8 $120,23 5 $96,586 $136,22 5 Total: $1,100,587 (in thousands) 69 $2,299,616 31

Date Opened Chino Corona Upland Ontario Colton Ontario Airport Riverside Tri City Glendale Bakersfield Fresno Madera Stockton 12/31/07 Assets 1974 1977 1980 1980 1984 1987 1990 1990 1999 2001 2003 2005 2007 Branch Name $273,558 $132,137 $112,121 $89,847 $37,158 $187,936 $84,494 $264,051 $100,300 $62,564 $125,891 $19,158 $9,243 Total: $1,498,458 (in thousands) 71

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Expand our Geographic Footprint 75

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Commercial Banking Groups Specialty Banking Groups CitizensTrust 81

83 Location San Fernando Valley (Encino) Orange County (Newport Beach) Inland Empire (Ontario) Date Opened February 2008 Summer 2008 Summer 2008

Focus exclusively on businesses with annual revenues of $10 million or greater. Located on an 'upstairs' floor of a mid-rise office building adjacent to other business professionals (CPA Firms, Law Firms, etc.) Office building location must be adjacent to concentrations of industrial manufacturers, wholesalers, etc. Relationship Managers target borrowing/deposit of $1 million or greater. 85

$722 million in Loan Commitments $443 million in Loan Outstandings $61 million in Total Deposits Total staff = Eleven associates 87

Commercial Banking Groups Specialty Banking Groups CitizensTrust 89

Profession al Services Not for Profit Services Healthcare/ Medical Services Property Management & HOA Services Title/Escro w Services Governme nt Services 91

Total Deposits: $236 million Total Loans: $163 million 93

Commercial Banking Groups Specialty Banking Group CitizensTrust 95

97 $2.5 Billion in total assets $807 Million in assets under management

99 Grow Core Deposits Grow Business Loans Grow Fee Income Cost Effective Operation Recruit, Retain and Reward Superior People Expand our Geographic Footprint

Citizens Business Bank will become the dominant financial services company operating throughout the State of California, servicing the comprehensive financial needs of privately-held businesses (and their owners) with annual sales revenues of $1 to $200 million dollars. 101

103 Strong Credit Quality Liability Sensitive Balance Sheet Positive Growth Metrics New Growth Initiatives Local Competition is Diminished

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